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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 31, 2006
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         1-4219                                     74-1339132
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(Commission File Number)                 (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York             14618
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   (Address of Principal Executive Offices)                  (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW

As previously disclosed in the Form 12b-25 Notification of Late Filing filed by the Company on March 17, 2006, the Company delayed the filing of its Form 10-K for the period ended December 31, 2005 because the Company's management needed additional time to finalize its review of the Company's financial statements and its assessment of its internal control over financial reporting as of December 31, 2005, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The extension was needed to permit the Company the time necessary to complete its analysis of the deferred and current tax accounts and related tax provision, including the analysis of such items and to determine the impact between and among interim periods.

On March 31, 2006, the audit committee of the board of directors of Zapata Corporation, after consultation with management, concluded that the Company should restate its financial statements for the three and nine month periods ended September 30, 2005 to correct errors in the Company's accounting for income taxes. In light of the restatement, the audit committee also concluded that Zapata's consolidated financial statements for the three and nine month periods ended September 30, 2005 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 as filed on November 14, 2005 should no longer be relied upon. The audit committee of the board of directors of Zapata Corporation has discussed these matters with its independent registered public accounting firm, PricewaterhouseCoopers LLP. The Company intends to file an amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 to restate its financial statements for the three and nine month periods ended September 30, 2005.

In Item 4 on the Quarterly Report on Form 10-Q for the quarter ended
September 30, 2005, management had previously concluded that the Company's disclosure controls and procedures were effective as of September 30, 2005. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. In connection with the restatement described above, management has subsequently identified the following material weakness in the Company's internal control over financial reporting which the Company has concluded existed as of September 30, 2005 and December 31, 2005:

As of September 30, 2005 the Company did not maintain effective controls over the application and monitoring of its accounting for income taxes. Specifically, we did not have controls designed and in place to ensure the accuracy and completeness of financial information provided to the Company by third party tax advisors used in accounting for income taxes and the determination of current income taxes payable, deferred income tax assets and liabilities and the related income tax provision (benefit) and the review and evaluation of the application of generally accepted accounting principles relating to accounting for income taxes. This control deficiency resulted in the restatement of the Company's consolidated financial statements for the three and nine months ended September 30, 2005. Additionally, this control deficiency could result in a material misstatement of the aforementioned accounts that would result in a material misstatement to annual or interim financial statements that would not be prevented or detected. Accordingly, management has determined that this control deficiency constitutes a material weakness.

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As a result of this material weakness, management concluded that the Company's disclosure controls and procedures as of September 30, 2005 were ineffective.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZAPATA CORPORATION

Date:  April 5, 2005                 By:      /s/ Leonard DiSalvo
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                                     Name:    Leonard DiSalvo
                                     Title:   Vice President - Finance and CFO

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